The Power of Attorney executed by Daniel B. Zwirn, authorizing Lawrence D. Cutler to sign and file this Form 3 on Daniel B. Zwirn's behalf, which was filed with the Form 3 filed with the Securities and Exchange Commission on November 8, 2007 by D.B. Zwirn & Co., L.P. with respect to the common stock of Israel Growth Partners Acquisition Corp. Issuer, is hereby incorporated by reference.

                             JOINT FILER INFORMATION

NAME: DANIEL B. ZWIRN

ADDRESS:   c/o D.B. Zwirn & Co., L.P.
           745 Fifth Avenue, 18th Floor
           New York, NY 10151

DESIGNATED FILER: D.B. Zwirn & Co., L.P.

ISSUER AND TICKER SYMBOL: Good Harbor Partners Acquisition Corp. (GHBBB)

DATE OF EVENT REQUIRING STATEMENT: November 6, 2007

                             JOINT FILER INFORMATION

NAME: D.B. ZWIRN SPECIAL OPPORTUNITIES FUND, LTD.

ADDRESS:   c/o Goldman Sachs (Cayman) Trust, Limited
           P.O. Box 896
           George Town
           Harbour Centre, 2nd Floor
           Grand Cayman, Cayman Islands
           British West Indies

DESIGNATED FILER: D.B. Zwirn & Co., L.P.

ISSUER AND TICKER SYMBOL: Good Harbor Partners Acquisition Corp. (GHBBB)

DATE OF EVENT REQUIRING STATEMENT: November 6, 2007

                             JOINT FILER INFORMATION

NAME: D.B. ZWIRN SPECIAL OPPORTUNITIES FUND, L.P.

ADDRESS:   c/o D.B. Zwirn & Co., L.P.
           745 Fifth Avenue, 18th Floor
           New York, NY 10151

DESIGNATED FILER: D.B. Zwirn & Co., L.P.

ISSUER AND TICKER SYMBOL: Good Harbor Partners Acquisition Corp. (GHBBB)

DATE OF EVENT REQUIRING STATEMENT: November 6, 2007

                             JOINT FILER INFORMATION

NAME: ZWIRN HOLDINGS, LLC

ADDRESS:  c/o D.B. Zwirn & Co., L.P.
          745 Fifth Avenue, 18th Floor
          New York, NY 10151

DESIGNATED FILER: D.B. Zwirn & Co., L.P.

ISSUER AND TICKER SYMBOL: Good Harbor Partners Acquisition Corp. (GHBBB)

DATE OF EVENT REQUIRING STATEMENT: November 6, 2007

                             JOINT FILER INFORMATION

NAME: DBZ GP, LLC

ADDRESS:  c/o D.B. Zwirn & Co., L.P.
          745 Fifth Avenue, 18th Floor
          New York, NY 10151

DESIGNATED FILER: D.B. Zwirn & Co., L.P.

ISSUER AND TICKER SYMBOL: Good Harbor Partners Acquisition Corp. (GHBBB)

DATE OF EVENT REQUIRING STATEMENT: November 6, 2007